As filed with the Securities and Exchange Commission on May 19, 1995
                                                       Registration No. 33-92522
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933





                                ZITEL CORPORATION
             (Exact name of registrant as specified in its charter)

                               ------------------

         CALIFORNIA                                      94-2566313
 (State of Incorporation)                   (I.R.S. Employer Identification No.)

                               ------------------

                              47211 BAYSIDE PARKWAY
                                FREMONT, CA 94538
                            TELEPHONE: (510) 440-9600
          (Address and telephone number of principal executive offices)

                               ------------------

                        1984 EMPLOYEE STOCK PURCHASE PLAN
                             1990 STOCK OPTION PLAN
                            (Full title of the plans)


                                 HENRY C. HARRIS
              VICE PRESIDENT, FINANCE AND ADMINISTRATION, SECRETARY
                                ZITEL CORPORATION
                              47211 BAYSIDE PARKWAY
                                FREMONT, CA 94538
                                 (510) 440-9600
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                               ------------------

                                   Copies to:
                            MICHAEL R. JACOBSON, ESQ.
                     COOLEY GODWARD CASTRO HUDDLESON & TATUM
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                           PALO ALTO, CALIFORNIA 94306

                               ------------------


                         CALCULATION OF REGISTRATION FEE

=============================================================================================================================
                                                    PROPOSED MAXIMUM            PROPOSED MAXIMUM
   TITLE OF SECURITIES                             OFFERING PRICE PER          AGGREGATE OFFERING
    TO BE REGISTERED           AMOUNT TO BE              SHARE (1)                  PRICE (1)                  AMOUNT OF
                                REGISTERED                                                                 REGISTRATION FEE
- -----------------------------------------------------------------------------------------------------------------------------
Stock Options and
Common Stock (no
par value)
                                 500,000                $8.9375                   $4,468,750.00                $1,540.95
=============================================================================================================================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on May 12, 1995 as reported on the NASDAQ National Market System.

================================================================================

         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                 REGISTRATION STATEMENT ON FORM S-8 NO. 33-47697


         The contents of Registration Statement on Form S-8 No. 33-47697 filed with the Securities and Exchange Commission on May 6, 1992 are incorporated by reference herein.


                                    EXHIBITS



EXHIBIT
NUMBER
- -------

5                 Opinion of Cooley Godward Castro Huddleson & Tatum

23.1              Consent of Coopers & Lybrand L.L.P.

23.2              Consent  of  Cooley  Godward  Castro   Huddleson  &  Tatum  is
                  contained in Exhibit 5 to this Registration Statement

24                Power of Attorney is contained on the signature pages.




                                       1.

                                   SIGNATURES


         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on May 17, 1995.


                                        ZITEL CORPORATION




                                        By:      /s/ Henry C. Harris
                                           ------------------------------------
                                                Henry C. Harris
                                                Vice President, Finance and
                                                Administration and Secretary





                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jack H. King and Henry C. Harris, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                       2.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                      TITLE                                   DATE



     /s/Jack H. King          President, Chief Executive Officer    May 18, 1995
- --------------------------    and Director
     (Jack H. King)


    /s/Henry C. Harris        Chief Financial Officer (Principal    May 18, 1995
- --------------------------    Financial and Accounting Officer)
     (Henry C. Harris)


- --------------------------    Chairman of the Board of Directors    May   , 1995
  (William R. Lonergan)                                                ---


  /s/Catherine P. Goodrich    Director                              May 18, 1995
- --------------------------
  (Catherine P. Goodrich)

- --------------------------    Director                              May   , 1995
   (William M. Regitz)                                                 ---



    /s/Robert H. Welch        Director                              May 18, 1995
- --------------------------
    (Robert H. Welch)


                                       3.

                                  EXHIBIT INDEX



EXHIBIT
NUMBER              DESCRIPTION                           SEQUENTIAL PAGE NUMBER




 5       Opinion of Cooley Godward Castro Huddleson & Tatum            8

23.1     Consent of Coopers & Lybrand L.L.P.                          10

23.2     Consent of Cooley Godward Castro Huddleson & Tatum            8
         is contained in Exhibit 5 to this Registration Statement

24       Power of Attorney is contained on the signature pages.        4



                                       4.